                                                                 EXHIBIT - 10.68

                             FOURTH AMENDMENT TO THE
                 SKYPORT PLAZA DECLARATION OF COMMON EASEMENTS,
                     COVENANTS, CONDITIONS AND RESTRICTIONS

         THIS FOURTH AMENDMENT TO THE SKYPORT PLAZA DECLARATION OF COMMON EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS (this "Fourth Amendment") is made effective as of this _18th_ day of October, 2003, by the undersigned Owners, the President and the Secretary of the Center Association for the purpose of amending the following described instrument (the "Declaration"):

         Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions dated as of February 14, 2001, and recorded on February 14, 2001 as Instrument No. 15560409 of the Official Records of Santa Clara County, California (the "Official Records"), as amended by First Amendment to the Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions dated as of October 26, 2001, and recorded on October 26, 2001 as Instrument No. 15929606 of the Official Records, as further amended by Second Amendment to Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions dated as of October 14, 2002, and recorded on October 22, 2002, as Instrument No. 16552265 of the Official Records, and as further amended by Third Amendment to Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions dated as of June 17, 2003, and recorded on September 12, 2003, as Instrument No. 17343456 of the Official Records.

                                    RECITALS

         WHEREAS, concurrently with this Fourth Amendment, EOP-Skyport I, L.L.C. ("EOP-I"), as the Owner of Adjusted Parcel II, will convey fee simple title in and to a portion of Adjusted Parcel II (the "Brocade Parcel") to Brocade Communications Systems Skyport LLC, a Delaware limited liability company ("Brocade");

         WHEREAS, concurrently with this Fourth Amendment, EOP-I will subdivide Adjusted Parcel II and record a final parcel map in compliance with the City requirements;

         WHEREAS, after the recordation of the final parcel map, the Brocade Parcel and the remainder of Adjusted Parcel II (the "EOP-I Parcel") shall each be deemed to be a separate Building Parcel within Adjusted Parcel II under the Declaration and shall continue to be governed by and subject to the Declaration;

         WHEREAS, after the conveyance, Brocade shall be deemed to be an Owner and a Member under the Declaration;

         WHEREAS, after the conveyance, EOP-I will continue to own the EOP-I Parcel;

         WHEREAS, EOP-I desires to amend the Declaration to reflect (1) the subdivision of Adjusted Parcel II, (2) the continued governance of the Brocade Parcel and the EOP-I Parcel by the Declaration, (3) the allocation of all obligations and rights under the Declaration with respect to the Brocade Parcel to Brocade, (4) that Brocade will have all of the rights and obligations of an Owner and a Member with respect to the Brocade Parcel under the Declaration as a result of its acquisition of the Brocade Parcel, subject to the terms of this Fourth Amendment, and (5) the allocation of voting rights and Assessment Percentage for Adjusted Parcel II between the Brocade Parcel and the EOP-I Parcel;

         WHEREAS, pursuant to Section 11.4 of the Declaration, amendments to the Declaration occurring after the first conveyance of a Parcel to an Owner other than Declarant requires the affirmative vote (in person, by ballot or by proxy) of sixty percent of the total Voting Power of the Owners, subject to the consent of any First Mortgagees as may be required pursuant to Section 11.6 of the Declaration;

         WHEREAS, the undersigned Owners constitute sixty percent of the total Voting Power of the Owners, and, since the amendments to the Declaration set forth in this Fourth Amendment do not constitute any amendments described in said Section 11.6, no consent of any First Mortgagee is required; and

         WHEREAS, pursuant to Exhibit "C" to the Declaration, the allocations for Assessment Percentage may be changed by the filing of an amendment by the President and the Secretary of the Center Association due to the subdivision of a portion of a Building Parcel.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Fourth Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Owners and the President and the Secretary of the Center Association do hereby agree as follows:

         1. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Declaration.

         2.       Exhibit "A" to the Declaration is hereby modified as follows:
The legal description for "Adjusted Parcel II" shall be modified to read as set forth on Exhibit A attached hereto.

         3. Brocade is deemed to be an Owner and a Member under the Declaration, and shall have all rights and obligations of an Owner and a Member under the Declaration.

         4. Upon the recordation of the final parcel map, the Brocade Parcel and the EOP-I Parcel shall each be deemed a separate Building Parcel under the Declaration.

         5. Pursuant to Section 7.17.4 of the Declaration, the votes previously allocated to Adjusted Parcel II are hereby re-allocated between Brocade, with respect to the Brocade Parcel, and EOP-I, with respect to the EOP-I Parcel, as set forth on Exhibit "C" attached hereto. Notwithstanding anything to the contrary contained in Section 3.3 and the definition of "Voting Power" under the Declaration, EOP-I and Brocade have agreed that each of Brocade's and EOP-I's Voting Power and Assessment Percentage shall be as set forth on Exhibit "C" attached hereto.

         6. Exhibit "C" to the Declaration is hereby deleted in its entirety and replaced with the revised Exhibit C attached hereto and made a part hereof.

         7. In accordance with Section 11.4 of the Declaration, upon the execution hereof the undersigned Owners shall instruct the Center Association to cause this Fourth Amendment to be certified by an authorized officer of the Center Association and recorded in the Official Records of the County of Santa Clara, California.

         8. In the event of any conflict between the terms of, or exhibits attached to, the Declaration and the provisions of this Fourth Amendment, the terms of, and exhibit attached to, this Fourth Amendment shall control.

         9. Except as specifically modified herein, there are no other modifications to the Declaration, and all of the terms and provisions contained in the Declaration shall remain in full force and effect.

         IN WITNESS WHEREOF, the Owners hereto and the President and the Secretary of the Center Association have executed this Fourth Amendment as of the date first set forth above.

OWNER OF ADJUSTED                   EOP-SKYPORT LAND, L.L.C.,
                                    a Delaware limited liability company
PARCELS I AND IV:

                                    By:  EOP Operating Limited Partnership, a
                                         Delaware limited partnership, its sole
                                         member

                                         By: Equity Office Properties Trust, a
                                             Maryland real estate investment
                                             trust, its general partner

                                         By:   /s/ Jeffrey S. Arnold
                                               -----------------------------
                                         Name:  Jeffrey S. Arnold
                                         Title: Vice President - Legal

OWNER OF ADJUSTED PARCEL II:        EOP-SKYPORT I, L.L.C., a Delaware limited
                                    liability company

                                    By: EOP Operating Limited Partnership,
                                        a Delaware limited partnership, its sole
                                        member

                                        By: Equity Office Properties Trust,
                                            a Maryland real estate
                                            investment trust, its general
                                            partner

                                        By:    /s/ Jeffrey S. Arnold
                                               -----------------------------
                                        Name:  Jeffrey S. Arnold
                                        Title: Vice President - Legal

                       [SIGNATURES CONTINUED ON NEXT PAGE]

OWNER OF ADJUSTED PARCEL III:       EOP-SKYPORT II, L.L.C., a Delaware limited
                                    liability company

                                    By: EOP Operating Limited Partnership, a
                                        Delaware limited partnership, its sole
                                        member

                                        By:  Equity Office Properties Trust, a
                                             Maryland real estate, investment
                                             trust, its general partner

                                        By:    /s/ Jeffrey S. Arnold
                                               -----------------------------
                                        Name:  Jeffrey S. Arnold
                                        Title: Vice President - Legal

CENTER ASSOCIATION:

                                    By: /s/ John W. Petersen
                                        ----------------------------------------
                                        Name: John W. Petersen
                                        President of the SKYPORT PLAZA
                                        OWNERS ASSOCIATION, a
                                        California non-profit corporation

                                    By: /s/ Stanley M. Stevens
                                        ----------------------------------------
                                        Name: Stanley M. Stevens
                                        Secretary of the SKYPORT PLAZA
                                        OWNERS ASSOCIATION, a
                                        California non-profit corporation

                            [END OF SIGNATURES PAGES]

                              CONSENT OF DECLARANT

         The undersigned, as successor-by-merger to Spieker Properties, L.P. (the Declarant named under the Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions dated and recorded February 14, 2001, as amended by First Amendment dated as of October 26, 2001 and recorded on October 26, 2001 as Instrument No. 15929606, as further amended by Second Amendment to Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions dated as of October 14, 2002, and recorded on October 22, 2002, as Instrument No. 16552265, and as further amended by Third Amendment to Skyport Plaza Declaration of Common Easements, Covenants, Conditions and Restrictions dated as of June 17, 2003, and recorded on September 12, 2003, as Instrument No. 17343456 of the Official Records of Santa Clara County, California), does hereby consent to the action of the Owners signatory to the Fourth Amendment attached hereto.

          DECLARANT:       EOP OPERATING LIMITED
                           PARTNERSHIP, a Delaware limited
                           partnership, successor-by-merger to Spieker
                           Properties, L.P., California limited partnership

                           By: Equity Office Properties Trust, a
                               Maryland real estate investment trust, its
                               general partner

                               By:    /s/ Jeffrey S. Arnold
                                      ------------------------------------------
                               Name:  Jeffrey S. Arnold
                               Title: Vice President - Legal

                                    EXHIBIT A
                              (ADJUSTED PARCEL II)

                                 BROCADE PARCEL

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcel A, as shown on the Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on Nov 18, in Book 766 of Maps, page(s) 14-18.

                                  EOP-I PARCEL

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcel B, as shown on the Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on Nov 18, 2003, in Book 766 of Maps, page(s) 14-18.